UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     0-27002                   94-3333649
        --------                     -------                   ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                           599 Menlo Drive, Suite 200,
                            Rocklin, California 95765
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Information
---------------------------------

Item 2.01 Completion of Acquisition or Disposition of Assets.

     International DisplayWorks, Inc. (the "Company") previously announced on Form 8-K filed with the Securities and Exchange Commission on March 31, 2005 its entry into an agreement to purchase the outstanding shares of Three-Five Systems Beijing and certain other manufacturing equipment from Three-Five Systems, Inc. ("TFS"). On April 8, 2005, the Company closed the transaction, depositing the $8 million cash purchase price into an escrow account, to be released upon approval of the transfer by the Beijing authorities. As part of the acquisition, the Company assumed $2.4 million in debt, and agreed to an earn-out provision based on specific revenue targets, as outlined in the prior Form 8-K. The Company paid the purchase price from its existing credit facility with Wells Fargo HSBC Trade Bank N.A. and cash generated from operations.

     After final approval by the Beijing authorities, Three-Five Systems Beijing will be a wholly owned subsidiary of the Company. Three-Five Systems Beijing is located in Beijing, PRC and has a long term land lease and owns the building in which it assembles thin film transistor ("TFT") and super-twist nematic
("STN") displays. TFT and STN displays are used in many applications, including cellular phones, digital cameras, industrial, printer, and medical devices. The facility is not in compliance with certain permit approval requirements, and the Company has assumed the efforts previously instituted by TFS to obtain the appropriate approvals. The Company currently believes that the regulatory approval process and the current lack of approval will not have a material impact on operations, and TFS has prepaid the legal fees associated with obtaining the approval as part of the transaction.

     For more information, see the press release attached as Exhibit 99 and the Purchase Agreement attached to the Company's current report filed on March 31, 2005. The Purchase Agreement contains the details of the acquisition, the terms of which are incorporated herein. Financial Statements to the extent required will be filed by amendment not later than 71 calendar days after the date that this report on Form 8-K is required to be filed.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

   Exhibit No.                Exhibit Description

     10                       Purchase Agreement dated March 30, 2005.(1)

     99 Press release dated April 13, 2005, titled "International DisplayWorks Completes Acquisition of Three-Five System's Beijing Manufacturing Facilities and Business"

(1) Incorporation by reference from the Company's current report on Form 8-K filed on March 31, 2005 (File No. 000-27002)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERNATIONAL DISPLAYWORKS, INC.,
                             a Delaware corporation


Dated:  April 13, 2005       /s/ Alan M. Lefko
                             --------------------------------------------
                             Alan M. Lefko,
                             Vice President Finance

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                                  EXHIBIT INDEX




   Exhibit No.                Exhibit Description

      10                      Purchase Agreement dated March 30, 2005.(1)

      99 Press release dated April 13, 2005, titled "International DisplayWorks Completes Acquisition of Three-Five System's Beijing Manufacturing Facilities and Business"

(1) Incorporation by reference from the Company's current report on Form 8-K filed on March 31, 2005 (File No. 000-27002)


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